Exhibit 32.0
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of HealthExtras, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
 L. Blair, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

    A signed original of this written statement required by Section 906 has been provided to HealthExtras, Inc. and will be retained by HealthExtras, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                                /s/  David T. Blair
                                                ---------------------
                                                David T. Blair
                                                Chief Executive Officer
                                                August 14, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of HealthExtras, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael P. Donovan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:


    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

    A signed original of this written statement required by Section 906 has been provided to HealthExtras, Inc. and will be retained by HealthExtras, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




                                                   /s/  Michael P. Donovan
                                                   -----------------------
                                                   Chief Financial Officer
                                                   August 14, 2003